Exhibit 10.3

                              SECOND AMENDMENT

         THIS SECOND AMENDMENT dated as of October 23, 2001 (this "Amendment") amends the Amended and Restated 364-Day Credit Agreement dated as of May 8, 2000, as amended as of October 23, 2000 and amended and restated as of April 6, 2001 (the "Credit Agreement") among ACE Limited, a Cayman Islands company (the "Parent"), ACE Bermuda Insurance Ltd. ("ACE Bermuda"), ACE Tempest Reinsurance Ltd., formerly known as Tempest Reinsurance Company Limited ("Tempest"), ACE INA Holdings Inc. ("ACE INA") and ACE Guaranty Re Inc. ("ACE Guaranty") (Ace Bermuda, Tempest, ACE INA and ACE Guaranty, together with the Parent, the "Borrowers"), various financial institutions (the "Lenders"), and Morgan Guaranty Trust Company of New York ("MGT"), as administrative agent (in such capacity, the "Agent"). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

        WHEREAS, the Borrowers, the Lenders and the Agent have entered into the Credit Agreement; and

        WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more fully set forth herein;

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1 Amendment to Negative Covenants. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), Section 5.02 of the Credit Agreement shall be amended as set forth below:

        1.1 Amendment to Section 5.02(a)(xvii). Section 5.02(a)(xvii) of the Credit Agreement shall be amended by deleting the word "and" immediately after the semi-colon at the end thereof.

        1.2 Amendment to Section 5.02(a)(xviii). Section 5.02(a)(xviii) of the Credit Agreement shall be amended by deleting the period at the end thereof and adding a semi-colon and the word "and" at the end thereof.

        1.3 Amendment to Section 5.02(a). Section 5.02(a) of the Credit Agreement shall be amended by adding the following immediately after the word "and" following the semi-colon at the end of subsection (xviii) thereof:

        (xix) Liens on securities arising out of repurchase agreements with a term of not more than three months entered into with Lenders (under and as defined in the Amended and Restated Five Year Credit Agreement dated as of May 8, 2000 and as amended as of October 23, 2000 among Parent, ACE Bermuda, Tempest, ACE INA and ACE Financial Services, Inc., various financial institutions, and MGT) or their Affiliates or with securities dealers of recognized standing; provided that the aggregate amount of all assets of the Parent and its Subsidiaries subject to such agreements shall not at any time exceed $800,000,000.

        SECTION 2 Representations and Warranties. Each Borrower represents and warrants to the Agent and the Lenders that (a) each warranty set forth in Article IV of the Credit Agreement is true and correct as of the date of the execution and delivery of this Amendment by the Parent, with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), (b) the execution and delivery by the Parent of this Amendment and the performance by each Borrower of its respective obligations under the Credit Agreement, as amended hereby (as so amended, the "Amended Credit Agreement") (i) are within the corporate or limited liability company power, as applicable, of such Borrower (ii) have been duly authorized by all necessary corporate action, as applicable, on the part of such Borrower, (iii) have received all necessary governmental and regulatory approval and (iv) do not and will not contravene or conflict with any provision of law or of the organizational documents of any Borrower or of any indenture, loan agreement or other contract, order or decree which is binding upon any Borrower and (c) the Amended Credit Agreement is the legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

        SECTION 3 Effectiveness. The amendments set forth in Section 1 above shall become effective on such date (the "Amendment Effective Date") when the Agent shall have received each of the following documents, each in form and substance satisfactory to the Agent:

        3.1 Executed Counterparts. Counterparts of this Amendment executed by the Parent and the Required Lenders.

        3.2 Confirmation. A confirmation, substantially in the form of Annex I attached hereto, executed by each existing Guarantor.

        3.3 Other Documents. Such other documents as the Agent or any Lender may reasonably request in connection with the authorization, execution and delivery of this Amendment.

        SECTION 4  Miscellaneous.

        4.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement", "Agreement" or similar terms shall refer to the Amended Credit Agreement.

        4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

        4.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be fully performed within such state.

        4.4 Successors and Assigns. This Amendment shall be binding upon each Borrower, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Lenders and the Agent and the respective successors and assigns of the Lenders and the Agent.

        Delivered at Chicago, Illinois, as of the day and year first above written.

                                   ACE LIMITED


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:


                                   MORGAN GUARANTY TRUST
                                   COMPANY OF NEW YORK


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:



                                   THE CHASE MANHATTAN BANK


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:


                                   BANK OF AMERICA, N.A.


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:

                                   FLEET NATIONAL BANK


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:


                                   BARCLAYS BANK PLC


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:



                                   THE BANK OF NEW YORK


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:



                                   CITIBANK, N.A.


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:

                                  COMMERZBANK AKTIENGESELLSCHAFT,
                                  NEW YORK AND GRAND CAYMAN
                                  BRANCHES


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:



                                   CREDIT LYONNAIS, NEW YORK BRANCH


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:


                                   FIRST UNION NATIONAL BANK


                                    By:
                                      -----------------------------------------
                                   Name:
                                   Title:

                                   LLOYDS TSB BANK PLC


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:



                                   ROYAL BANK OF CANADA


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:



                                   STATE STREET BANK AND
                                   TRUST COMPANY


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:


                                   WACHOVIA BANK, N.A.


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:

                                   ABN AMRO BANK N.V.


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:



                                   BANK ONE, N.A.



                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:



                                   THE BANK OF TOKYO-MITSUBISHI, LTD.
                                   NEW YORK BRANCH


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:



                                   COMERICA BANK


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:

                                   DEUTSCHE BANK AG NEW YORK AND/OR
                                   CAYMAN ISLANDS BRANCHES, as Lender


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:



                                   MELLON BANK, N.A.


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:

                                                                     Annex I


                                CONFIRMATION



                        Dated as of October 23, 2001

To: Morgan Guaranty Trust Company of New York, individually and as Agent, and the other financial institutions party to the Credit Agreement referred to below

        Please refer to: (a) the Amended and Restated 364-Day Credit Agreement dated as of May 8, 2000, as amended as of October 23, 2000 and amended and restated as of April 6, 2001 (the "Credit Agreement") among ACE Limited, ACE Bermuda Insurance Ltd., ACE Tempest Reinsurance Ltd., formerly known as Tempest Reinsurance Company Limited , ACE INA Holdings Inc. and ACE Guaranty Services, Inc. (Ace Bermuda, Tempest, ACE INA and ACE Guaranty, together with ACE Limited, the "Borrowers"), various financial institutions (the "Lenders"), and Morgan Guaranty Trust Company of New York ("MGT"), as administrative agent (in such capacity, the "Agent"); (b) the other "Loan Documents" (as defined in the Credit Agreement), including the Guaranty; and (c) the Second Amendment dated as of October 23, 2001 to the Credit Agreement (the "Second Amendment").

        Each of the undersigned hereby confirms to the Agent and the Lenders that, after giving effect to the Second Amendment and the transactions contemplated thereby, each Loan Document to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.


                            ACE LIMITED


                            By:
                               -----------------------------------------------
                            Name:
                                 ---------------------------------------------
                            Title:
                                  --------------------------------------------


                            ACE BERMUDA INSURANCE LTD.


                            By:
                               -----------------------------------------------
                            Name:
                                 ---------------------------------------------
                            Title:
                                  --------------------------------------------


                            ACE TEMPEST REINSURANCE LTD.,
                            formerly known as TEMPEST REINSURANCE
                            COMPANY LIMITED


                            By:
                               -----------------------------------------------
                            Name:
                                 ---------------------------------------------
                            Title:
                                  --------------------------------------------



                            ACE INA HOLDINGS INC.


                            By:
                                ----------------------------------------------
                            Name:
                                 ---------------------------------------------
                            Title:
                                  --------------------------------------------




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